UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 10, 2015 (February 10, 2015)

    Service Corporation International

(Exact name of registrant as specified in its charter)

Texas	1-6402-1	74-1488375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1929 Allen Parkway Houston, Texas	77019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(713) 522-5141

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursu8-Kant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02	Results of Operations and Financial Condition

On February 10, 2015, Service Corporation International issued a press release reporting its financial results for the fourth quarter of 2014. A copy of this press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The attached Exhibit 99.1 is not filed, but is furnished to comply with Regulation FD. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	The following exhibits are included with this report

Exhibit No.	Description
99.1	Press Release, dated February 10, 2015 reporting fourth quarter 2014 financial results

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 10, 2015	Service Corporation International

	By:	/s/ Eric D. Tanzberger
Eric D. Tanzberger
Senior Vice President
Chief Financial Officer and Treasurer